UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2015

AUDIOEYE, INC.

DELAWARE	333-17743	20-2939845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5210 E. Williams Circle, Suite 500

Tucson, Arizona 85711

(Address of principal executive offices)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Resignation of Director. Effective September 29, 2015, Edward W. Withrow III has resigned from his position on the Board of Directors (the “Board”) of AudioEye, Inc. (the “Company”). Mr. Withrow’s resignation as a member of the Board was for personal reasons and not predicated on any disagreements or objections as to anything relating to the Company’s operations, policies or practices. The Company has provided Mr. Withrow with a copy of this current report prior to the filing and informed him that he had the opportunity to provide the Company with correspondence stating whether he agrees or disagrees with the disclosure contained in this current report which the Company would also file as an exhibit to this current report or an amendment hereof.

(d) Appointment of Director. Effective September 24, 2015, Alexandre Zyngier, was elected to the Board to fill an existing vacancy. Mr. Zyngier, age 46, founded Batuta Capital Advisors, a New York City-based merchant bank focused on advising and investing in restructuring and turnaround opportunities, in August 2013 and has been serving as its Managing Director since that time. From February 2009 until August 2013, Mr. Zyngier served as a director and senior portfolio manager at Alden Global/Smith Management, a multi-strategy fund. During the 18 years prior to February 2009, Mr. Zyngier served as a director and portfolio manager for Deutsche Bank AG, a vice president at Goldman Sachs Group Inc. and CRT Capital Group, LLC, and as a manager at McKinsey & Co, Inc. and The Procter & Gamble Company. He is currently a director of Atari SA, Executive Chairman of DTV America Corp and was previously Chairman of the Board of Vertis Inc. and a director of Island One LLC.

Mr. Zyngier earned a Masters of Business Administration degree in Finance and Accounting from the University of Chicago Graduate School Of Business, and holds a Bachelor of Science degree in Chemical Engineering from UNICAMP, University of Campinas in Brazil.

The Board of believes that Mr. Zyngier should serve as a director of the Company because of his executive, financial and business experience as described above.

Item 8.01	Other Events

On September 30, 2015, the Company issued a press release with respect to the election of Mr. Zyngier as a director of the Company.

Item 9.01	Exhibits

Exhibit 99.1 Press Release dated September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2015		AUDIOEYE, INC.

	By:	/s/ Sean Bradley
Sean Bradley, President

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release dated September 30, 2015.